Morgan Stanley Flexible Income Trust
                     Item 77(o) 10f-3 Transactions
                   October 1, 2002 - March 31, 2003


Security Date of    Price    Shares  %of     Total         Purcha   Broker
         Purchase   Of       Purcha  Assets  Issued        sed
                    Shares   sed                           By
                                                           Fund

Comcast  01/07/03   $99.71   245,00  0.120%  $900,000,000  0.027%   JPMorg
Corp                           0                                      an;
6.50%                                                               Merril
due                                                                    l
01/15/20                                                             Lynch
15                                                                  & Co.;
                                                                     Banc
                                                                      of
                                                                    Americ
                                                                       a
                                                                    Securi
                                                                     ties
                                                                     LLC;
                                                                    Salomo
                                                                       n
                                                                     Smith
                                                                    Barney
                                                                     ; ABN
                                                                     AMRO
                                                                    Incorp
                                                                    orated
                                                                    ; Banc
                                                                      One
                                                                    Capita
                                                                       l
                                                                    Market
                                                                      s,
                                                                     Inc.;
                                                                    Dresdn
                                                                      er
                                                                    Kleinw
                                                                      ort
                                                                    Wasser
                                                                    stein;
                                                                    Deutsc
                                                                      he
                                                                     Bank
                                                                    Securi
                                                                     ties;
                                                                     Fleet
                                                                    Securi
                                                                     ties,
                                                                     Inc.;
                                                                      The
                                                                     Royal
                                                                     Bank
                                                                      of
                                                                    Scotla
                                                                      nd;
                                                                    Scotia
                                                                    Capita
                                                                      l;
                                                                    Goldma
                                                                      n,
                                                                     Sachs
                                                                     & Co.